                                                                   Exhibit 10.11

                          COMMERCIAL LEASE AGREEMENT
                          --------------------------

                               LONGWOOD, FLORIDA

     This Lease Agreement is made and entered into on June 27,1996 between RONALD D. NUTT (hereinafter referred to as "Landlord") and SUNSTAR HEALTHCARE, INC. (hereinafter collectively referred to as "Tenant").

                                   WITNESSETH

     1. Lease Premises: In consideration of the rents, terms, provisions and covenants of this Lease, Landlord hereby leases, lets to Tenant the building, land, personal property and fixtures located at 521 S.R. 434, Longwood, Florida (hereinafter referred to as "Lease Premises") containing approximately Four Thousand Three Hundred and Eighty-five (4,385) square feet.

     2. Term: The term of this Lease shall commence on July 20, 1996, which shall be the date upon which substantial completion and acceptance by Tenant of the Tenant improvements as described herein have been made (hereinafter referred to as the "Commencement Date") and shall terminate on July 19, 1999, or Thirty-six (36) months following the Commencement Date. Notwithstanding the foregoing, Tenant shall be entitled to immediate physical occupancy of temporary space as defined in Exhibit "C" on July 1, 1996. If Landlord is unable to give possession of the Lease Premises on the Commencement Date due to any act, neglect, fault or omission of Landlord or any of his partners, officers, employees, agents, representatives, contractors or trustees, or Tenant Improvements are not completed to Tenant's satisfaction which shall not be unreasonable, the Commencement Date shall be postponed by the number of days of such delay. In the event of a delay in excess of thirty (30) days in the Commencement Date, Tenant shall have the right but not the obligation to terminate this Lease.

     3.  Rent:

         A. Rent: Tenant agrees to pay monthly as rent during the first twelve (12) months of this Lease, commencing on the Commencement Date, $11.00 per rentable square foot of the Lease Premises, totaling Four Thousand Nineteen Dollars and Fifty-eight cents ($4,019.58), plus sales tax.

     Commencing with the second twelve (12) months of this Lease, Tenant agrees to pay monthly as rent $11.50 per rentable square foot for a total sum of Four Thousand Two Hundred and Two Dollars and Twenty-nine cents ($4,202.29), plus sales tax.

     Commencing with the third twelve (12) month period of this Lease, Tenant agrees to pay $12.00 per rentable square foot for a total sum of Four Thousand Three Hundred Eighty-Five Dollars ($4,385.00), plus sales tax.

  All rent shall be payable to Landlord at the address shown in paragraph 32, or at any other address designated by Landlord from time to time, on the 20th day of each and every month.

     4. Tenant's Tenant Improvements: Landlord has agreed, at its sole expense, to make certain improvements in and to the Lease Premises subject to the conditions contained herein, and to the plans and specifications in the Exhibit "A" attached hereto and incorporated herein. Promptly after the execution of this Lease, Landlord shall commence and thereafter complete with due diligence its construction work and installation of fixtures in accordance with Exhibit "A". Landlord shall furnish the Tenant all certificates and approvals with respect to the work done by Landlord or on Tenant's behalf that may be required from any authority for the issuance of a Certificate of Occupancy. Landlord and/or its contractors and/or sub-contractors shall obtain and pay for all permits, licenses, fees, and meters and shall comply with all codes, ordinances and regulations in performing the Tenant improvements required herein. Landlord shall require his contractors and/or sub-contractors to furnish Tenant with evidence of insurance coverage as required by statute relative to the class of contractors's license held. This evidence of insurance shall include Workman's Compensation coverage required in the State of Florida. Landlord shall limit the construction operations, offices and storage to the Lease Premises only and shall remove all trash, rubbish and surplus material from the project at such time to prevent trash accumulation.

     5. Deposit - Upon execution of this Lease, there shall be due and payable by Tenant a deposit in an amount equal to one month's rent in order to secure the performance by Tenant of all covenants, conditions, obligations and undertakings required of Tenant under the Lease. It is expressly understood that the deposit shall not be considered an advance payment of base rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default with respect to Tenant's obligations under the Lease, Landlord may, after having given Tenant ten (10) days written notice and without prejudice to any other remedy, use the deposit to the extent necessary to make good any such default caused by Tenant, or any other charges, damage, injury, expense or liability caused to Landlord by the event of Tenant's default.

     6.  Repairs and Maintenance.

         A. Landlord shall maintain the parking lot, roof, foundation, including plumbing located within the foundation slab, and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass and all doors) of the building and Lease Premises in good repair and condition except for reasonable wear and tear. Tenant shall repair and pay for any damage including those repairs which are the responsibility of Landlord, caused by any negligence or intentional act or omission of Tenant or Tenant's agents, employees and invitees. Tenant shall immediately give written notice to Landlord of the need for repairs, which repairs shall be made by Landlord at Landlord's cost beginning not more than fifteen (15) days after written notice by Tenant.


         1. Landlord shall, at its own expense, maintain all other parts of the Lease Premises in good repair and condition (including all necessary replacements), including, but not limited to, the Heating Ventilation Air Cooling Systems ("HVAC"), downspout, fire sprinkler system and lavatories. Tenant shall take good care of the Lease Premises and its fixtures.

Should Tenant neglect to keep and maintain the Lease Premises, reasonable wear and tear excepted, then Landlord after having given Tenant written notice and thirty (30) days to comply, shall have the right, but not the obligation, to have the work done and the costs shall be charged to Tenant as additional rent and shall become payable by Tenant with the payment of Rent next due hereunder.

         2. Landlord shall provide Tenant, during the term of this Lease and any renewal hereof, with the duplicate original of a maintenance contract with a reputable HVAC maintenance firm in the form and substance acceptable to Tenant. Should the Landlord fail to provide Tenant with the duplicate original of maintenance contract within forty-five (45) days from the Commencement Date, Tenant shall have the option not the obligation, to obtain on behalf of the Landlord, a maintenance contract. The cost of such contract shall become payable by Landlord immediately upon notice by Tenant.

         3. Tenant shall not allow any damage to be committed on any portion of the Lease Premises. Tenant shall deliver the Lease Premises to Landlord in as good condition as existed at the Commencement Date of this Lease, ordinary wear and tear excepted. The cost of any repairs necessary to restore the condition of the Lease Premises shall be borne by Tenant, and if Landlord undertakes to restore the Lease Premises it shall have a right of reimbursement against Tenant which right shall survive the termination of this Lease.

     7. Utility Service. Landlord shall provide the normal utility service connections into the Lease Premises. Tenant shall pay the cost of all utility services, including all charges for gas, water and electricity and janitorial service used in the Lease Premises.

     8. Signs. Landlord shall provide a $1,000.00 allowance toward the expense of placing a sign selected by Tenant on the Grant Street sign adjacent to the Lease Premises, as well as in each location of the Lease Premises, whereat Hallmark Builders currently has placed signage. The $1,000.00 allowance shall be paid from the Advance Rent as described in Section 34 of this Lease.

     9. Usage. Tenant warrants and represents to Landlord that the Lease Premises shall be used and occupied solely for general office use.

     10. Compliance With Laws, Rules and Regulations. Tenant, shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Lease Premises, and shall faithfully observe in the use of the Lease Premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force. Notwithstanding the foregoing, Tenant shall not be responsible for compliance with the American Disability Act, or any similar laws. Landlord warrants that the Lease Premises complies with the requirements of all municipal ordinances and State and Federal Statutes now in force. The judgment of any court of competent jurisdiction, or the admission by Tenant in any action or proceeding that Tenant has violated any such ordinance or statute pertaining to the Lease Premises, shall be conclusive of that fact as between Landlord and Tenant.

     11. Insurance.

         A. Tenant shall not permit the Lease Premises to be used in any way which would, in the opinion of Landlord, be extra hazardous on account of fire or otherwise which would in any way increase or render void the fire insurance on leasehold improvements. If at any time during the term of this Lease the Sate Board of Insurance or other insurance authority disallows any of the Landlord's credits or imposes an additional penalty or surcharge in Landlord's insurance premiums because of Tenant's original or subsequent use of the Lease Premises or any other act of Tenant, Tenant agrees to pay as additional Rents the increase in Landlord's insurance premiums.

         B. Tenant shall obtain and maintain in force throughout the term of this Lease general public liability insurance in the amount of $100,000.00 / $300,000.00. Said policy shall name both Landlord and Tenant as insured (with a cross-liability endorsement), shall be issued by an insurance company or companies authorized to do business in the State of Florida, shall be issued as a primary policy and shall contain a provision requiring the insurer to give Landlord at least thirty (30) calendar days prior written notice before any termination or expiration of said policy for any reason. Prior to the commencement of this Lease and prior to the expiration of the term of each such policy, Tenant shall deliver to Landlord the original of such a policy or proper certificate from the insurer.

         C. Landlord shall, at all times during the term of this Lease, maintain and pay for a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the Lease Premises against all risk of direct physical loss in an amount Landlord deems appropriate; provided that Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant or which Tenant may have upon or within the Lease Premises or any fixtures installed by or paid for by Tenant upon or within the Lease Premises or any additional improvements which Tenant may construct on the Lease Premises.

         D. Tenant shall maintain in full force and effect on all of its fixtures and equipment in the Lease Premises, a policy or policies of fire insurance with extended coverage endorsement to the extent of replacement value required to negate the effect of a co-insurance provision. Said policy shall be issued by an insurance company or companies authorized to do business in the State of Florida. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures.

     12. Taxes. Tenant shall pay, before they are delinquent, all taxes levied or assessed on Tenant's fixtures, equipment and personal property in and on the Lease Premises, whether or not affixed to the real property. If at any time after any tax or assessment has become due or payable, Tenant neglects to pay such tax or assessment, Landlord shall be entitled to pay the delinquent tax or assessment at any time thereafter and such amount shall be deemed to be additional Rent for the Lease Premises due and payable by Tenant at the time of the next following monthly Rent payment.

     13. Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Lease Premises, improvements to the Lease Premises or personal property (building contents) within the Lease Premises, by reason of fire or the elements regardless of cause or original, including negligence of Landlord or Tenant and their agents, officers and employees, provided such losses are covered by insurance. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give notice to each insurance company which has issued to it policies of insurance covering all risk of direct physical loss, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverage by reason of the mutual waivers contained in this paragraph.

     14. Alterations and Improvements. Tenant shall not make or allow to be made any alterations or physical additions in or to the Lease Premises without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Any alterations, physical additions or improvements to the Lease Premises made by Tenant shall at once become property of Landlord and shall be surrendered to Landlord upon the termination of this Lease. This clause shall not apply to movable equipment or furniture owned by Tenant which may be removed by Tenant at the end of the term of this Lease, if Tenant is not then in default and if such equipment and furniture is not then subject to any other rights, liens and interests of Landlord.

     15. Mechanic's Liens. No work performed by Tenant whether in the nature of erection, construction, alteration or repair, shall bee deemed to be for the immediate use and benefit of Landlord. No mechanic's or other lien shall attach to or be allowed to stand against the estate of Landlord by reason of any improvements made by Tenant or at the request or direction of Tenant. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor(s) in, on or about the Lease Premises. In the event any mechanic's or other lien shall at any time be filed against the Lease Premises or the Commercial Center by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Lease Premises through or under Tenant, Tenant shall cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien to be so discharged or bonded after being notified of the filing thereof, then in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord (including actual attorney's fees and expenses incurred by Landlord either defending against such lien or in procuring the discharge of such lien), together with interest thereon, shall be due and payable by Tenant to Landlord as additional Base Rental. Nothing herein contained shall be construed as a consent by Landlord for Tenant to make any alterations, improvements, installations or additions so as to give rise to any right to any laborer or materialman to file any mechanic's lien or any notice thereof, or any other lien purporting to affect Landlord's property or the Commercial Center.

NOTICE AND DISCLAIMER PURSUANT TO (S)713.10, FLA. STAT.

     PURSUANT TO (S)713.10, FLA. STAT., THE FEE SIMPLE INTEREST OF THE LANDLORD SHALL NOT BE SUBJECT TO LIENS FOR IMPROVEMENTS, ALTERATIONS, ADDITIONS, REMODELING OR REPAIRS ON TO OR ABOUT THE LEASE PREMISES MADE BY TENANT OR UNDER THE DIRECTION OR REQUEST OF TENANT. A COPY OF THIS LEASE HAS BEEN RECORDED IN THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA.

     16. Condemnation. If, during the term (or any extension or renewal) of this Lease, any of the Lease Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Lease Premises for the purpose for which they are then being used, this Lease shall terminate and the Rent shall stop effective on the date physical possession is taken by the condemning authority or upon the vacating of the Lease Premises by the Tenant.


     17. Fire and Casualty.

         A. If the Lease Premises should be totally destroyed by fire or other casualty, or if the Lease Premises should be so damaged so that rebuilding cannot reasonably be completed within 60 working days after the date of the destruction, Tenant shall have the option to terminate and the Rent and other amounts due under this Lease shall stop effective as of the day of the destruction.

         B. If the Lease Premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within 60 working days from the date of written notification by Tenant to Landlord of the destruction, this Lease shall not terminate and Landlord will at its sole risk and expense proceed with reasonable diligence to rebuild or repair the Lease Premises or other improvements to substantially the same condition in which they existed prior to the damage, provided, however, that Landlord shall have no obligation to restore or repair any alteration(s) or improvement(s) made by Tenant to the Lease Premises at Tenant's cost. If the Lease Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act of gross negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, the rent payable under this Lease during the period for which the Lease Premises are untenantable shall be adjusted on a prorated basis. In the event that Landlord fails to complete the necessary repairs or rebuilding within 60 working days from the date of written notification by Tenant to Landlord of the destruction, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations under this Lease shall cease to exist.

     18. Hold Harmless.

         A. Tenant shall not be liable to Landlord or Landlord's employees, agents, invitees, licensees or visitors, or to any other persons, for any injury to person or damage to property on or about the Lease Premises caused by the negligence or misconduct of Landlord, its agents, servants or employees, or caused by the improvements located on the Lease Premises being out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Lease Premises. Landlord agrees to indemnify and hold harmless Tenant of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

         B. Landlord shall not be liable to Tenant or Tenant's employees, agents, invitees, licensees or visitors, or to any other persons, for any injury to person or damage to property on or about the Lease Premises caused by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Lease Premises under express or implied invitation by Landlord. Tenant agrees to indemnify and hold harmless Landlord of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

     19. Quiet Enjoyment. Landlord warrants that it has full right to execute and to perform this Lease and to grant the estate demised and that Tenant, upon payment of the required Rent and other amounts due hereunder and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Lease Premises during the full term of this Lease as well as any extension or renewal thereof.

     20. Landlord's Right of Entry.

         A. Landlord shall have the right, at all reasonable business hours, and with reasonable notice, to enter the Lease Premises for the following reasons: inspection; cleaning, or making repairs; making alterations or additions as Landlord may deem necessary or desirable with prior written approval by Tenant, which shall not be unreasonably withheld.

         B. Landlord shall have the right, at all reasonable business hours, and with reasonable notice, to enter the Lease Premises during the last three months of this Lease for the purpose of exhibiting the Lease Premises, and the Landlord shall also have the right to post on the exterior of the Lease Premises the usual notice and/or signs advertising the premises "For Rent" or other such similar advertising as Landlord deems necessary.

     21. Assignment or Sublease. Landlord shall have the right to transfer or assign, in whole or in part, its rights and obligations under this Lease. Tenant shall not assign this Lease or sublet all or any part of the Lease Premises without the prior written consent of Landlord which consent may be in the form of a letter to Tenant and which shall not be unreasonably withheld.

     22. Default by Tenant. The following shall be deemed to be events of default by Tenant under this Lease:

                   A. Tenant shall fail to pay when due any installment of Rent or any other amounts required including any grace and notice requirements included herein, pursuant to this Lease;

                   B. Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of Rent, and the failure is not cured within thirty (30) days after written notice to Tenant;

                   C. Tenant shall do or permit to be done any act which results in a lien being filed against the Lease Premises, and/or Landlord's fee simple interest of which the Lease Premises are a part and such lien is not cured within sixty (60) days.

     23. Remedies for Tenant's Default. Upon the occurrence of any event of default set forth in this Lease, Landlord shall have the option to pursue any one or more of the following remedies with prior written notice or demand and provided Tenant is given at least thirty (30) days from the date of notice to cure such default:

         A. Terminate this Lease in which event Tenant shall immediately surrender the Lease Premises to Landlord, and if Tenant fails to surrender the Lease Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent and any other amounts due hereunder, enter upon and take possession of the Lease Premises, in accordance with the law.

         B. Enter upon and take possession of the Lease Premises in accordance with the law.

         C. Enter upon the Lease Premises, in accordance with the law, and do whatever Tenant is obligated to do under the terms of this Lease.

         D. All rights and remedies of the Landlord herein enumerated in the event of a default, shall be cumulative and nothing herein shall exclude any other right or remedy allowed by law.

     24. Waiver of Default or Remedy. Failure of either party to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but either party shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth herein shall not preclude pursuit of any remedy provided in the Lease or constitute forfeiture or waiver of any Rent or other amounts due hereunder or damages accruing to the non-defaulting party by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by either party to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

     25. Landlord's Warranties. Landlord represents and warrants that it shall, during the term of this Lease, maintain the Building and the land on which it is located in compliance with all applicable federal, state and local laws and regulations, as amended, including, without limitation, those relating to hazardous materials, clean air, and people with disabilities.

         Landlord hereby represents and warrants that the heating, air conditioning, ventilating, electrical and life safety systems serving the Premises are in working order. Landlord shall, at its own expense, maintain in working order all such systems, and all facilities and equipment necessary for the operation of the Building, and the land on which the Building is located including, without limitation, the Building roof and nearby parking areas. Landlord agrees to make all repairs that may be reasonably necessary.

         Landlord shall, at its own cost and expense, comply with Americans with Disabilities Act of 1990, as now or hereafter amended, and the rules and regulations from time to time promulgated thereunder ("Act"). Landlord acknowledges that Tenant shall have no responsibility with respect to the Building for complying with the Act.

     26. Force Majeure. Landlord and Tenant shall be excused for the period of any delay in the performance of any obligation hereunder (except as to Tenant with respect to the payment of Renter Additional Rent hereunder) when prevented from so doing by a cause or causes beyond its control, including without limitation all shortage of materials, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing, or through act of God (collectively, "Force Majeure").

         (A) Nothing contained in this Section or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of the Rent, or any delay in the cure of any default which may be cured by the payment of money;

         (B) Either party shall give the other Notice of the existence of any Force Majeure event within five (5) days after the commencement of the Force Majeure event.

     27. Attorney's Fees. In the event that Tenant or Landlord shall incur any expense for the enforcement of any provision of this Lease against the other, the prevailing party (or the party not in default in the event that suit is not filed) shall be entitled to recover from the other all costs associated with the enforcement of any provision of this Lease, including a reasonable attorney's fee (including at all appellate levels).

     28. Rights of First Mortgages. Tenant accepts this Lease subject and subordinate to any recorded first mortgage or deed of trust or lien presently existing or hereafter created upon the Lease Premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest under this Lease to any first mortgage or deed of trust or lien hereafter placed on the Lease Premises, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the Lease Premises, Tenant at its sole option, may terminate this Lease. If Tenant does not opt to terminate the Lease, then Tenant shall be bound to the transferee (sometime called the "Purchaser"), the option of the Purchaser, under the same terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

     29. Estoppel Certificates. Within ten (10) days after request by Landlord or Landlord's mortgagee, Tenant agrees to furnish a statement certifying, if applicable, that Tenant is in possession of the Lease Premises; the Lease Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month; there is no existing default by reason of some act of omission by Landlord; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee.

     30. Successors. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assignees. It is hereby covenanted and agreed that should Landlord's interest in the Lease Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect and Tenant hereunder agrees to attorn to the then owner of the Lease Premises.

     31. Construction of Language. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope of intent of such paragraph. If any provisions of this Lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Lease, and such other provisions shall continue in full force and effect.

     32. Notice.

         A. All rent and other payments required to be made by Tenant shall be payable to Landlord at the address set forth below, or at any other address as Landlord may specify from time-to-time by written notice.

         B. All payments required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth below, or at any other address within the United States as Tenant may specify from time-to-time by written notice.

         C. Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below:

     LANDLORD:                           TENANT:

     RONALD D. NUTT                      SUNSTAR HEALTHCARE, INC.
     585 S.R. 434                        521 S.R. 434
     Longwood, FL  32750                 Longwood, FL  32750

     33. Renewal Option:   Tenant shall have the right and option to extend the
term of this Lease for two(2) periods of three (3) years, unless this Lease shall be sooner terminated as provided herein. Such extended period shall commence on the day immediately succeeding the expiration of the original or any renewal term and shall end at midnight of the day immediately following the third anniversary of the first day of such extended period. Tenant may exercise each such option to extend the term of the Lease by written notice sent by certified or registered mail, return receipt requested, to Landlord at least ninety (90) days prior to the end of the period of the term then in effect. The giving of such notice by the Tenant to the Landlord shall automatically extend the term and no instrument of renewal need be executed. The rental rate for the renewal terms shall be negotiated between the parties, but in no event, shall such rental rate be more than 105% of the last month's rent of the term immediately preceding the renewal term.

         34. Advance Rent: Any monies paid by Tenant toward commissions, legal fees, and signage shall be considered Advance Rent, and credited by landlord beginning with the second month of this lease as further outlined on Exhibit "D."

         35. Free Rent: Landlord agrees to provide Tenant with the equivalent free rent beginning July 1, 1996 and ending on the commencement date of this lease for space as defined in Exhibit "C."

         36. Furnishings/Personal Property: Landlord agrees and acknowledges that in conjunction with the leasing of the Lease Premises to Tenant, Tenant shall be entitled to the use of furnishings per Exhibit "A." Any of Landlord's furnishings which are located in the space as defined in Exhibit "A" of this lease will be removed by Landlord within 7 days of notice by Tenant.

         37. Recordation: Landlord hereby consents to the recordation of this Lease or a Memorandum of this Lease in the Public Records of Seminole County, Florida.

Signed this 27th day of June, 1996.

LANDLORD:


By: /s/ Ronald D. Nutt
    -------------------------
    RONALD D. NUTT

Title:

WITNESS:

/s/ Douglas T. Kinson
-------------------------
Douglas T. Kinson
Printed Name of Witness


-------------------------


-------------------------
Printed Name of Witness

STATE OF FLORIDA
COUNTY OF ORANGE

          I HEREBY CERTIFY that on this day before me, an officer duly authorized to take acknowledgments and oaths personally appeared RONALD D. NUTT, personally known to me or who produced FL License No. N300-724-34-33 as
                                       -----------------------------
identification, and who executed the foregoing Commercial Lease, and acknowledged before me, that he executed the same freely and voluntarily and for the purposes therein expressed.

          WITNESS, my hand and official seal of office, this 27th day of June, 1996.


/s/ Maria M. Garcia
-------------------------
NOTARY PUBLIC
Commission No. CC 387222
Maria M. Garcia
Bonded thru Atlantic Bonding Co., Inc.
My Commission Expires:  July 17, 1998






TENANT:

By: /s/ David Jesse
    -------------------------
    David Jesse
    Executive  Vice President

WITNESS:

/s/ Warren Stowell
-------------------------

Warren Stowell
--------------
Printed Name of Witness


/s/ Micheal Seamen
-------------------------

Michael Seamen
--------------
Printed Name of Witness


STATE OF FLORIDA
COUNTY OF ORANGE

          I HEREBY CERTIFY that on this day before me, an officer duly authorized to take acknowledgments and oaths personally appeared DAVID JESSE,

personally known to me or who produced __________________________________ as
----------------
identification, and who executed the foregoing Commercial Lease, and acknowledged before me, that he executed the same freely and voluntarily and for the purposes therein expressed.

          WITNESS, my hand and official seal of office, this 20th day of June, 1996.


/s/ Elaine Hoffman
-------------------------
Elaine Hoffman
--------------
NOTARY PUBLIC
Commission No. CC 537465
Bonded thru Atlantic Bonding Co., Inc.
My Commission Expires:  March 04, 2000

--------------------------------------------------------------------------------
                                   (new page)
                                  EXHIBIT "A"
                                  -----------

Furniture to be included in this Lease shall include all existing furniture excepting the following: (Area#'s are as designated on Exhibit "B".)

AREA #      ITEMS TO BE EXCLUDED

1.          All furniture and built-ins to be removed.

2.          All furniture and built-ins to be removed

3.          All furniture and built-ins to be removed

4.          All furniture and built-ins to remain

5.          All furniture and built-ins to be removed.

6.          All furniture and built-ins to be removed.

7.          All furniture and built-ins to remain.

8.          All furniture and built-ins to be removed.
            Conference table to be provided.

9.          All furniture and built-ins to be removed.

10.         All furniture and built-ins to remain.

11.         All furniture and built-ins to be removed.

12.         All furniture and built-ins to be removed.

13.         All furniture and built-ins to remain

14.         All furniture and built-ins to be removed.

In addition to the furniture listed above, Landlord will provide 26 5-drawer file cabinets. All file cabinets shall be moved into the attic area.

--------------------------------------------------------------------------------

                                   (new page)

                                  EXHIBIT "B"
                                  -----------

Landlord shall modify the Premises, at its sole expense, as indicated on this plan. In addition, landlord shall complete the following items:

1. In the areas where walls are being demolished or built-ins being removed, carpet shall be replaced and walls shall be refinished to match existing finishes as necessary.

2.   In all areas, finishes shall be repaired as necessary and carpet cleaned.

3. New door to be installed in area "2" shall be consistent in quality, style and finish to existing doors.



 [Schematic on original lease drawing of first floor interior of 521 East State
                       Road 434, Longwood, Florida 32750]

--------------------------------------------------------------------------------

                                   (new page)

                                  EXHIBIT "C"
                                  -----------

[Schematic on original lease drawing of first and second floors interior of 521
            East State Road 434, Longwood, Florida 32750] (new page)

                                   (new page)
                                  EXHIBIT "D"
                                  -----------


The following payments will be made by Tenant as indicated:

1.   Rent according to Section 3 of this Lease.

2.   A Security Deposit of $4,019.58 shall be paid upon execution of this Lease.

3. The first month's rent of $4,019.58 plus applicable sales tax shall be paid upon execution of this Lease.

4. Tenant shall make payments as outlined on the schedule below. All such payments are considered to be Advanced Rent.


                                PAYMENT SCHEDULE
                                ----------------

Description           Paid By        Paid To                   Amount
-----------           -------        -------                   ------
Upon Execution:

Commission            Tenant         Strictly Commercial       $2,775.51
Legal Fees            Tenant         Pappas & Garcia, P.A.        500.00
Security Deposit      Tenant         Ronald D. Nutt             4,019.58
Rent for period
7/20/96 - 8/19/96     Tenant         Ronald D. Nutt             1,000.00

Upon commencement:

Commission            Tenant         Pizzuti Realty Inc.        3,025.51
Commission            Tenant         Strictly Commercial        3,025.51
Signage               Tenant         Sign contractor            1,000.00

August 20, 1996       Rent for the period 8/20/96 - 9/19/96         0.00

September 20, 1996    Rent for the period 9/20/96 - 10/19/96        0.00

October 20, 1996      Rent for the period 10/20/96 - 11/19/96   2,576.32

November 20, 1996 - End of Lease  As per section 3 of this Lease